UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: July 28, 2011
(Date of earliest event reported)

[Missing Graphic Reference]
ACCRES HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-33131 --------------------------------	06-1625312 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Corporate Drive, Suite 234
Shelton, CT 06484
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(Address of principal executive offices) (Zip Code)

(203) 403-0450
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01                      Other Events..

On July 28, 2011 the Registrant received notice from FINRA that it has received the necessary documentation to announce the name change to Accres Holding, Inc.  This corporate action will take effect at the open of business on Friday, July 29, 2011.  The symbol on this date will be ACCE.

SIGNATURE

ACCRES HOLDING, INC.
(Registrant)

Date: July 28, 2011	By: /s/ EDWARD MEIJERS
Edward Meijers
Chief Executive Officer and
Chairman of the Board
(Duly Authorized Officer)